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                                                                   EXHIBIT 10.14

               TWELFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                                  JUNE 4, 1997

     This Twelfth Amendment to Loan and Security Agreement (the "Amendment") is made and entered into on this 4th day of June, 1997, to be effective as of the respective date herein indicated, by and between RED MAN PIPE & SUPPLY co., an oklahoma corporation ("Borrower"), and FLEET CAPITAL CORPORATION, a Rhode Island corporation, successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation, formerly known as Shawmut Capital Corporation, successor-in-interest to Barclays Business Credit, Inc. ("Lender").

PRELIMINARY STATEMENTS:

     1. Borrower and Lender have entered into that certain Loan and Security Agreement dated as of May 3, 1991, as heretofore amended (as amended from time to time, the "Agreement").

     2. Borrower and Lender desire to amend the Agreement and the other Agreements as hereinafter set forth.

AGREEMENTS:

     NOW, THEREFORE, in consideration of the agreements herein contained, subject to the terms and conditions set forth herein, Borrower and Lender hereby agree as follows, and agree that, subject to satisfaction of the provisions of
Section 8 hereof, the amendments specified below shall be effective from and after the respective date herein indicated and shall be incorporated into the Agreement and shall supersede those provisions in the Agreement referenced as follows:

     1.   DEFINITIONS.

     (a) Terms used herein and defined in the Agreement shall have the meanings set forth in the Agreement except as otherwise provided herein.

     (b) Effective as of the date of execution of this Amendment, the definition of "Borrowing Base" contained in Section 1.1 of the Agreement is amended as follows:

                    (i) The reference in clause (ii) of paragraph (b) to the dollar amount "$5,000,000" is hereby deleted and substituted therefor is the dollar amount "$10,000,000".

                    (ii) The reference in clause (iii) of paragraph (b) to the dollar amount "$15,000,000" is hereby deleted and substituted therefor is the dollar amount "$20,000,000".



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          (c) Effective as of the date of execution of this Amendment, the definition of "Eligible International Accounts" contained in Section 1.1 of the Agreement is amended and restated to read in its entirety as follows:

          "Eligible International Accounts - an Account arising in the ordinary course of Borrower's business from the sale of goods or rendition of services to an Account Debtor outside the United States which Lender, in its good faith credit judgment, deems to be an Eligible International Account. Without limiting the generality of the foregoing, (i) no Account which arises from a sale to an Account Debtor outside of the United States shall be an Eligible International Account unless each of the following is true and correct of such Account: (a) other than for clause (ix) of such definition, such Account otherwise constitutes an Eligible Account, and (b) such Account arises from a sale to an Account Debtor acceptable to Lender, in its sole discretion, and (ii) to the extent the aggregate amount of Accounts which arise from a sale or sales to Account Debtor(s) in Nigeria are in excess of $5,000,000, such Accounts shall in no event constitute 'Eligible International Accounts' to the extent of such excess."

          (d) Effective as of the date of execution of this Amendment, the definition of "Revolving Credit Commitment" contained in Section 1.1 of the Agreement is amended and restated to read in its entirety as follows:

               "Revolving Credit Commitment - $75,000,000.00".

     2. INTEREST AND CHARGES. Effective as of the date of the execution of this Amendment:

          (a) Section 3.l (A) of the Agreement is amended as follows:

                    (i) The reference to the percentage "2.75%" is hereby deleted and substituted therefor is the percentage "2.25%".

                    (ii) The reference to the percentage "0.5%" is hereby deleted and substituted therefor is the percentage "0.25%".

     3.   TERM OF AGREEMENT.

          (a) Effective as of the date of execution of this Amendment, Section 3.3(A) of the Agreement is amended as follows:

                    (i) The reference to the date "October 31, 1999" is hereby deleted and substituted therefor is the date "October 31, 2000".

                    (ii) The reference to the date "August 31, 1999" is hereby deleted and substituted therefor is the date "August 31, 2000".



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     4.   CAPITAL EXPENDITURES. Effective as of the date of execution of this
Amendment, Section 9.2(H) of the Agreement is amended and restated to read in its entirety as follows:

          "(H) Make Capital Expenditures or payments on account of Capital Leases which exceed in the aggregate (i) for the period from November 1, 1996, through October 31, 1997, $1,650,000, or (ii) $750,000 for any fiscal year thereafter occurring."

     5. OPERATING LEASES. Effective as of the date of execution of this Amendment, Section 9.2(J) of the Agreement is amended by deleting therefrom the dollar amount "$2000,000" and substituting therefor the dollar amount "$750,000."

     6.   FINANCIAL COVENANTS. Effective as of the date of execution of this
Amendment:

          (a) Section 9.3(C) of the Agreement is hereby deleted, and the following shall be substituted therefor:

               "(C) Achieve Net Income plus taxes (to the extent deducted therefrom), calculated as of the last day of each month, beginning June 30, 1997, for the six-month period ending on such day, of at least $3,000,000.

          (b) Section 9.3(D) of the Agreement is hereby deleted, and the following shall be substituted therefor:

               "(D) Maintain Excess Cash Flow, calculated as of the last day of each month, beginning June 30, 1997, for the six-month period ending on such day, of at least $ l,000,000."

          (c) Section 9.3(E) of the Agreement is hereby deleted, and the following shall be substituted therefor:

               "(E) Achieve Adjusted Net Earnings from operations, plus taxes (to the extent deducted therefrom), for each fiscal year of Borrower, beginning with the fiscal year ending October 31, 1997, of at least $6,000,000."

     7. CLOSING FEE. Borrower agrees to pay to Lender on the date of execution of this Amendment, a closing fee equal to $50,000, which fee shall be deemed fully earned and nonrefundable as of the date of execution of this Amendment.

     8. CONDITIONS. The obligation of Lender to be bound by the provisions of this Amendment shall be subject to the fulfillment of the following conditions precedent on or before the date hereof:



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          (a) Lender shall have received all of the following, each in form and substance satisfactory to Lender, in its sole discretion, and each duly executed by each party thereto, other than Lender:

                    (i)  This Amendment;

                    (ii) Amendment to Sale and Participation Agreement, dated on or about the date hereof, executed by The CIT Group/Business Credit, Inc. ("CIT Group") (the "Amendment to Participation Agreement");

                    (iii) Modifications to such existing real estate lien documents as shall be required by Lender, duly executed by Borrower; and

                    (iv) All other documents Lender may request with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

          (b) Lender shall have received from CIT Group the payment required to be made by CIT Group to Lender, if any, pursuant to the provisions of the Participation Agreement, as amended by the Amendment to Participation Agreement, in connection with the increase of the CIT Group participation in the Loans.

          (c) No Event of Default shall have occurred and be continuing and no Default shall exist, unless such Event of Default or Default has been specifically waived in writing by Lender.

          (d) Borrower shall have performed and complied with all agreements and conditions contained in the Agreement and the other Agreements which are required to be performed or complied with by Borrower before or on the date hereof.

          (e) The representations and warranties contained in the Agreement, as amended hereby, and the other Agreements shall be true and correct in all material respects as of the date hereof, with the same force and effect as though made on and as of this date.

          (f) No material adverse change shall have occurred in the business operations, financial condition or prospects of Borrower, and no material adverse litigation shall be pending or, to the knowledge of Borrower, threatened, against Borrower.

          (g) All corporate and legal proceedings and all documents required to be completed and executed by the provisions of, and all instruments to be executed in connection with the transactions contemplated by, this Amendment and any related agreements shall be satisfactory in form and substance to Lender.

          (h) Borrower shall have paid to Lender, in immediately available funds, the closing fee set forth in Section 7 hereof, which closing fee is non-refundable and shall be deemed fully earned as of the date of execution of this Amendment.



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     9.   NO WAIVER.  Except as otherwise specifically provided for in this
Amendment, nothing contained herein shall be construed as a waiver by Lender of any covenant or provision of the Agreement, the other Agreements, this Amendment, or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Agreement, the other Agreements, this Amendment and any other contract or instrument between Borrower and Lender.

     10. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other Agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Agreement are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Lender; and (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Agreements, as amended hereby.

     11. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     12. EXPENSES. Borrower shall pay all out-of-pocket expenses of Lender and CIT Group arising in connection with the preparation, execution, and delivery of this Amendment and the Participation Agreement, including, but not limited to, all reasonable legal fees and expenses incurred by Lender and CIT Group.

     13. CONTINUED EFFECT. Except to the extent amended hereby, all terms, provisions and conditions of the Agreement and all of the other Agreements shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

     14. FURTHER ASSURANCEs. Borrower shall, at Lender's request, promptly execute or cause to be executed and delivered to Lender any and all documents, instruments or agreements deemed necessary by Lender to continue perfection of Lender's Liens, to facilitate collection of the Collateral or otherwise to give effect to or carry out the terms or intent of this Amendment.

     15. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall for all purposes be deemed an original and all of which are identical. All parties need not execute the same counterpart.



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     16.  FINAL AGREEMENT. THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS
REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     17. RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING. COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

     EXECUTED to be effective as of the date first above written.

                                    RED MAN PIPE & SUPPLY CO., an Oklahoma
                                    corporation

                                    By: /s/ Dee Paige
                                       ------------------------------
                                    Name: DEE PAIGE
                                       ------------------------------
                                    Title: CFO
                                       ------------------------------



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                                    FLEET CAPITAL CORPORATION, a Rhode
                                    Island corporation

                                    By: /s/ Joy L.  Bartholomew
                                       ------------------------------
                                    Name: JOY L.  BARTHOLOMEW
                                       ------------------------------
                                    Title: VICE PRESIDENT
                                       ------------------------------


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